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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




                Date of Report (Date of Earliest Event Reported):

                                 April 13, 1998




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




                         Commission File Number 0-19357




        New York                                        16-0838627
(State of incorporation)                   (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                  14615
(Address of principal executive offices)                 (zip code)




Registrant's telephone number, including area code      (716) 647-6400



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Item 5.  Other Events.
----------------------

On April 13, 1998, the Company announced the execution of a definitive asset purchase agreement with Speedy Muffler King Inc., Bloor Automotive Inc. and Speedy Car-X Inc. for the purchase of certain assets relating to the United States business of Bloor Automotive Inc. and certain assets of Speedy Car-X Inc. for an aggregate purchase price of $52.0 million. The complete text of the press release issued by the Company is attached hereto as exhibit 99.1 to this Form 8-K. The asset purchase agreement has been filed as exhibit 10.1 to this Form 8-K.


Item 7. Financial Statements and Exhibits.
------------------------------------------

The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated April 13, 1998

10.1                       Asset Purchase Agreement
                           dated April 13, 1998


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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MONRO MUFFLER BRAKE, INC.
                                          -------------------------
                                                   (Registrant)






April 28, 1998                      /s/ Catherine D'Amico
                                    ---------------------------------
                                    Catherine D'Amico
                                    Sr. Vice President-Finance & CFO